FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
SUPPLEMENT DATED SEPTEMBER 1, 2004
To
PROSPECTUS DATED MAY 1, 2004

This supplements the information contained in the prospectus (“Prospectus”) for Flexible Premium Variable Life Insurance Policies, dated May 1, 2004. You should keep this September 1, 2004 Supplement to the Prospectus for future reference.

This supplement updates certain information contained in the Prospectus. You should read and retain this supplement.

This supplement only pertains to Policies owned by individuals residing in the State of California at the time of purchase. As of July 1, 2004 the following applies:

The following is added under Allocating Net Premiums on page 29:

        For Policies issued in California. Your allocations of net premiums to the investment divisions of the Separate Account are effective as of the Investment Start Date.

The following is added under Free Look Period on page 46:

        For Policies issued in California. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the State Street Research Money Market investment division, we will refund the premiums you paid; if you elected to allocate your initial net premium to the other investment divisions and/or the Fixed Account, we will refund the Policy’s cash value.